UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Technology Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

24 Financial Statements

28 Financial Highlights

33 Notes to Financial Statements

42 Summary of Management Fee Evaluation by Independent Fee Consultant

47 Summary of Administrative Fee Evaluation by Independent Fee Consultant

48 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.16%, 2.02%, 2.01% and 0.75% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods for Class A, B and C shares and the 1-year, 3-year, 5-year and Life of Class periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Technology Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.19%	-29.00%	-10.59%	-3.91%	-4.16%
Class B	3.45%	-29.88%	-11.60%	-4.96%	-5.18%
Class C	3.78%	-29.66%	-11.38%	-4.76%	-5.03%
S&P 500® Index+	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%
S&P® Goldman Sachs Technology Index++	7.36%	-26.23%	-6.11%	-.66%	-4.85%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/09
DWS Technology Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.51%	-28.70%	-10.20%	-3.33%	1.32%
S&P 500 Index+	-8.53%	-35.31%	-10.76%	-2.70%	1.24%
S&P Goldman Sachs Technology Index++	7.36%	-26.23%	-6.11%	-.66%	5.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 8.46	$ 6.90	$ 7.13	$ 8.81
10/31/08	$ 8.12	$ 6.67	$ 6.87	$ 8.43
Class A Lipper Rankings — Science & Technology Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	94	of	152	62
3-Year	90	of	140	64
5-Year	97	of	122	79
10-Year	16	of	45	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,692	$6,737	$7,720	$6,161
	Average annual total return	-33.08%	-12.34%	-5.04%	-4.73%
Class B	Growth of $10,000	$6,802	$6,769	$7,675	$5,873
	Average annual total return	-31.98%	-12.20%	-5.15%	-5.18%
Class C	Growth of $10,000	$7,034	$6,959	$7,838	$5,969
	Average annual total return	-29.66%	-11.38%	-4.76%	-5.03%
S&P 500 Index+	Growth of $10,000	$6,469	$7,106	$8,721	$7,779
	Average annual total return	-35.31%	-10.76%	-2.70%	-2.48%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$7,377	$8,276	$9,675	$6,086
	Average annual total return	-26.23%	-6.11%	-.66%	-4.85%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Technology Fund — Institutional Class [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Technology Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$713,000	$724,100	$844,000	$1,091,600
	Average annual total return	-28.70%	-10.20%	-3.33%	1.32%
S&P 500 Index+	Growth of $1,000,000	$646,900	$710,600	$872,100	$1,085,700
	Average annual total return	-35.31%	-10.76%	-2.70%	1.24%
S&P Goldman Sachs Technology Index++	Growth of $1,000,000	$737,700	$827,600	$967,500	$1,396,300
	Average annual total return	-26.23%	-6.11%	-.66%	5.13%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.13% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year and Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Technology Fund	6-Month‡	1-Year	3-Year	Life of Class**
Class S	4.18%	-28.98%	-10.58%	-5.96%
S&P 500 Index+	-8.53%	-35.31%	-10.76%	-5.37%
S&P Goldman Sachs Technology Index++	7.36%	-26.23%	-6.11%	-3.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value
Class S
Net Asset Value: 4/30/09	$ 8.47
10/31/08	$ 8.13
Class S Lipper Rankings — Science & Technology Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	152	61
3-Year	89	of	140	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+ [] S&P Goldman Sachs Technology Index++

Comparative Results as of 4/30/09
DWS Technology Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$7,102	$7,150	$7,647
	Average annual total return	-28.98%	-10.58%	-5.96%
S&P 500 Index+	Growth of $10,000	$6,469	$7,106	$7,873
	Average annual total return	-35.31%	-10.76%	-5.37%
S&P Goldman Sachs Technology Index++	Growth of $10,000	$7,377	$8,276	$8,758
	Average annual total return	-26.23%	-6.11%	-3.02%

The growth of $10,000 is cumulative.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,041.90	$ 1,034.50	$ 1,037.80	$ 1,041.80	$ 1,045.10
Expenses Paid per $1,000*	$ 6.13	$ 13.42	$ 10.91	$ 5.97	$ 3.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,018.79	$ 1,011.60	$ 1,014.08	$ 1,018.94	$ 1,021.27
Expenses Paid per $1,000*	$ 6.06	$ 13.27	$ 10.79	$ 5.91	$ 3.56
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.21%	2.66%	2.16%	1.18%	.71%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Technology Fund's performance and strategy during the six-month period ended April 30, 2009. The current team took over the fund's management duties in March 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did technology stocks perform during the past six months?

A: Technology stocks outperformed the broader market during the semiannual period. While the Standard & Poor's 500 (S&P 500) Index produced a total return of -8.53%, the S&P Goldman Sachs Technology Index (GSTI) — the fund's benchmark — returned 7.36%.1,2

During the past six months, concerns about economic growth prompted investors to focus on companies with high cash balances, low debt and attractive valuations. Many large-cap techs possess these characteristics, prompting investors to use technology as a "safe haven" during the market downturn in the first four months of the period. By March and April, signs of stabilization in the economy caused investors to seek rapid exposure to the stock market in general and economically sensitive stocks in particular. This, too, proved to be a modest positive for technology stocks: while the S&P 500 rose 29.01% from its March 9 low through the end of the period on April 30, the GSTI produced a gain of 36.83%.

Q: How did the fund perform relative to its benchmark and peers?

A: For the six months ended April 30, 2009, the total return of the fund's Class A shares was 4.19%. The fund underperformed the 7.36% return of its benchmark and the 7.03% average return of the funds in the Lipper Science & Technology Funds category.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

Q: What changes have you made since taking over the fund?

A: Many features of the previous approach remain intact, such as an emphasis on looking for investment ideas across the entire market capitalization spectrum. While the fund does hold a sizeable position in the sector's large caps, our focus is on finding the best bottom-up stock opportunities among mid caps. We believe this is the area of the market in which we can add the most value in terms of finding stocks that can help the fund outperform its benchmark — something that would be more difficult if we mirrored the benchmark's weightings in the sector's largest companies.

One key shift is that there will now also be a thematic component to the fund's strategy. Investment themes that we will focus on include corporations' growing need to use technology to meet compliance and regulation requirements, cyber security, advanced upgrades to the wireless and wireline networks, a recovery in the semiconductor cycle, alternative energy, advanced data center technologies, cloud computing and software as a service (SAAS), and e-commerce.

Overall, however, our focus is on finding the most attractive individual stocks within the technology sector. We have redoubled our emphasis on fundamental research, both for the stocks held in the fund as well as those on our "buy list" — an approach that should enable us to capitalize by buying our favored stocks when the market weakens. We believe that owning higher-quality stocks with strong fundamentals will hold the fund in good stead as we await a recovery in the global economy.

Q: What factors had the most significant impact on performance?

A: A key contributor to relative performance came from a decision to hold an underweight position in Microsoft.4 The index has a substantial weighting in the stock at 6.3%. We did not believe an equivalent weight was warranted for two reasons. First, the company's highest-margin businesses — Windows and Office — have been under pressure from slowing sales for personal computers (PCs). Second, we believe the company is not effectively managing its search business, where it continues to lose market share to Google. Microsoft underperformed the broader tech sector by a wide margin during the past six months — falling 9% compared to the 7% gain for its benchmark — so this underweight proved to be a positive for performance.

We also added value through positions in a number of mid-cap stocks, including Netlogic Microsystems, Inc., Marvell Technology Group Ltd. and Digital River, Inc. Netlogic is a communications equipment semiconductor company whose technology helps businesses accelerate Internet traffic — a necessity at a time when video, VOIP (voice over Internet protocol) and cloud computing are creating the need to push data at faster speeds. The stock rose 54% during the period, reflecting the rising demand for this technology. Marvell, whose stock gained 58%, makes chips that control hard disk drives — a business in which it is gaining market share. The stock had been severely battered last year due to concerns regarding the slowdown in PC sales, but the company's good operating expense controls, along with an improvement in PC sales early in 2009, led to renewed investor interest in the stock. The third leading contributor, Digital River, enables other technology companies to outsource their entire on-line sales distribution channel. Its customers include large companies such as Symantec, Adobe and Microsoft. The stock rose 55% during the period, reflecting its strong growth profile and success in gaining new customers despite the weak economy.

On the negative side, a key factor in the fund's underperformance was that it held a defensive position when tech stocks first began to outperform. In terms of individual stocks, the most notable detractors during the past six months were Polycom, Inc. and Microsemi Corp. Polycom specializes in voice and video conferencing, a business we thought would perform well at a time when businesses were seeking to reduce travel expenditures. Unfortunately, the recession proved so severe that companies shied away from making large outlays for items such as Polycom's video conferencing systems. Amid this challenging environment, the stock fell 11%. Microsemi, meanwhile, lost substantial ground through an event that we could not foresee — a scandal involving the education credentials of its CEO. We held on to the stock through the subsequent downturn based on its strong competitive position and exposure to attractive markets such as defense and satellites, a positive when the stock began to rebound late in the period. Additionally, an underweight in Amazon.com, Inc. — a stock we have viewed as being overvalued — weighed on performance relative to the benchmark.

Q: What is your broad view on the technology sector?

A: Given that the technology sector has run up over 35% from its low, we believe it is reasonable to expect volatility to remain a factor in the months ahead. Still, we see signs indicating that the worst challenges the sector faces may now be behind it. For example:

• Many companies, in reporting their first quarter earnings, indicated that conditions are improving. While in late 2008 business activity was largely frozen due to the credit crisis, we are now seeing a modest revival.

• The drawdown in inventories that characterized 2008 now seems to be largely over, meaning that technology companies can begin to ramp up production without being overly concerned about flooding the market with excess inventory.

• China, where a third generation (3G) wireless network is being rolled out and the government as part of its stimulus program, has issued coupons to encourage its citizens to purchase consumer electronics — a potential positive for component prices.

• Many tech companies have worked to cut costs via reductions in headcount and operating expenses. While a negative for the economy as a whole, this provides the headroom for rising profit margins once an improving economy leads to improved top-line growth.

• Finally, it is important to note that, unlike the financial sector, the technology sector has been pressured solely on the issue of slowing economic growth. As a result, tech remains home to a wealth of companies with strong balance sheets and the ability to emerge from this economic downturn in good condition.

While these factors form the basis for our favorable long-term view, we remain in an environment of negative economic growth and elevated market volatility. We therefore will look to be "agile," meaning that a strategy of buying the dips and trimming stocks that have had sizeable run-ups has the potential to be an effective approach. With markets running up and down 20-30% at a time, we believe that we should continue to be more responsive to the broader investment environment than would ordinarily be the case. Along the same line, we want to have some cash available to put to work in case the tech sector enters its traditional summer lull.

Overall, we continue to focus our research efforts on finding compelling values among stocks with rising market share, robust product and/or service offerings, strong competitive positions, and healthy balance sheets. We will continue to focus our bottom-up research efforts on unearthing these opportunities in the months ahead.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Common Stocks	91%	92%
Exchange-Traded Funds	5%	—
Cash Equivalents	3%	6%
Other Investments	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/09	10/31/08

Information Technology: Communications Equipment	22%	26%
Computers & Peripherals	21%	17%
Software	19%	16%
Semiconductors & Semiconductor Equipment	17%	20%
Internet Software & Services	13%	11%
IT Services	5%	6%
Electronic Equipment, Instruments & Components	—	1%
Consumer Discretionary Media	1%	2%
Internet & Catalog Retail	1%	—
Financials Real Estate Investment Trusts	1%	—
Industrials: Electrical Equipment	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (49.5% of Net Assets)
1. Google, Inc. Provides a Web-based search engine for the Internet	7.9%
2. Apple, Inc. Manufacturer of personal computers and personal computing and communication solutions	6.5%
3. QUALCOMM, Inc. Developer and manufacturer of communication systems	5.8%
4. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.7%
5. Cisco Systems, Inc. Developer of computer network products	5.1%
6. Microsoft Corp. Developer of computer software	4.8%
7. Intel Corp. Designer, manufacturer, and seller of computer components and related products	4.4%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.8%
9. Oracle Corp. Provider of database management software	3.5%
10. Research in Motion Ltd. Design, manufactures, and markets wireless consumer and business electronic technology	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 92.1%
Consumer Discretionary 1.7%
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	31,100	2,504,172
Priceline.com, Inc.* (a)	17,000	1,650,530
		4,154,702
Media 0.9%
Grupo Televisa SA (ADR)	292,100	4,521,708
Financials 0.4%
Real Estate Investment Trusts
DuPont Fabros Technology, Inc. (REIT) (a)	252,000	2,139,480
Information Technology 90.0%
Communications Equipment 20.6%
Brocade Communications Systems, Inc.*	314,500	1,817,810
Cisco Systems, Inc.*	1,392,789	26,908,684
Comverse Technology, Inc.* (a)	325,500	2,327,325
Corning, Inc.	502,400	7,345,088
F5 Networks, Inc.* (a)	80,300	2,189,781
Harris Corp.	81,200	2,483,096
Infinera Corp.* (a)	193,700	1,634,828
Juniper Networks, Inc.* (a)	272,500	5,899,625
Motorola, Inc.	765,500	4,233,215
Nokia (ADR) (a)	325,000	4,595,500
Polycom, Inc.* (a)	288,900	5,385,096
QUALCOMM, Inc.	726,654	30,751,998
Research In Motion Ltd.*	155,300	10,793,350
Sonus Networks, Inc.* (a)	1,741,100	3,012,103
		109,377,499
Computers & Peripherals 19.5%
Apple, Inc.*	274,300	34,515,169
Data Domain, Inc.* (a)	197,700	3,277,866
EMC Corp.*	517,200	6,480,516
Hewlett-Packard Co.	848,700	30,536,226
International Business Machines Corp.	178,000	18,371,380
SanDisk Corp.* (a)	154,300	2,425,596
Synaptics, Inc.* (a)	247,050	8,024,184
		103,630,937
Internet Software & Services 12.0%
Akamai Technologies, Inc.* (a)	59,500	1,310,190
Digital River, Inc.* (a)	109,900	4,222,358
eBay, Inc.*	367,200	6,047,784
Equinix, Inc.* (a)	46,200	3,244,626
Google, Inc. "A"*	106,400	42,131,208
Yahoo!, Inc.*	489,700	6,997,813
		63,953,979
IT Services 4.7%
Cognizant Technology Solutions Corp. "A"*	235,200	5,830,608
CyberSource Corp.*	143,100	2,090,691
Fiserv, Inc.*	93,200	3,478,224
Global Payments, Inc.	193,200	6,193,992
MasterCard, Inc. "A" (a)	16,100	2,953,545
Visa, Inc. "A"	71,800	4,664,128
		25,211,188
Semiconductors & Semiconductor Equipment 15.6%
Applied Materials, Inc.	203,100	2,479,851
Broadcom Corp. "A"* (a)	265,000	6,145,350
Cymer, Inc.* (a)	121,300	3,446,133
FormFactor, Inc.* (a)	153,700	2,678,991
Intel Corp.	1,294,900	20,433,522
KLA-Tencor Corp. (a)	150,800	4,183,192
Marvell Technology Group Ltd.*	473,700	5,201,226
MediaTek, Inc.	205,255	2,141,988
MEMC Electronic Materials, Inc.*	61,700	999,540
Microchip Technology, Inc. (a)	121,500	2,794,500
Microsemi Corp.*	202,100	2,712,182
MKS Instruments, Inc.*	85,600	1,339,640
Monolithic Power Systems*	92,000	1,702,000
National Semiconductor Corp. (a)	125,000	1,546,250
Netlogic Microsystems, Inc.* (a)	125,600	4,093,304
NVIDIA Corp.*	221,600	2,543,968
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	589,465	6,230,645
Texas Instruments, Inc.	329,800	5,956,188
Varian Semiconductor Equipment Associates, Inc.* (a)	141,800	3,628,662
Xilinx, Inc. (a)	115,300	2,356,732
		82,613,864
Software 17.6%
Activision Blizzard, Inc.*	382,100	4,115,217
Adobe Systems, Inc.*	270,815	7,406,790
Amdocs Ltd.*	129,200	2,704,156
ANSYS, Inc.* (a)	43,300	1,195,946
Ariba, Inc.*	498,100	4,786,741
BMC Software, Inc.*	131,100	4,545,237
Check Point Software Technologies Ltd.*	94,800	2,196,516
Citrix Systems, Inc.*	101,100	2,884,383
Electronic Arts, Inc.*	104,700	2,130,645
Informatica Corp.*	186,700	2,968,530
McAfee, Inc.* (a)	124,200	4,662,468
Microsoft Corp.	1,156,200	23,424,612
Nintendo Co., Ltd.	8,800	2,354,367
Oracle Corp.	861,100	16,653,674
Salesforce.com, Inc.* (a)	47,600	2,037,756
Symantec Corp.*	371,400	6,406,650
VanceInfo Technologies, Inc. (ADR)*	351,000	2,793,960
		93,267,648
Total Common Stocks (Cost $448,891,981)		488,871,005

Other Investments 1.4%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	3,535,633
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	265,502
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	1,952,000
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	192,000
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	556,800
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	62,800
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	22,317
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	453,628
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	46,181
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	215,137
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	133,200
Total Other Investments (Cost $21,533,749)		7,435,198

Exchange-Traded Fund 4.8%
PowerShares QQQ (a) (Cost $22,231,468)	736,700	25,254,076

Securities Lending Collateral 15.1%
Daily Assets Fund Institutional, 0.66% (c) (d) (Cost $80,365,029)	80,365,029	80,365,029

Cash Equivalents 2.9%
Cash Management QP Trust, 0.46% (c) (Cost $15,255,500)	15,255,500	15,255,500
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $588,277,727)+	116.3	617,180,808
Other Assets and Liabilities, Net (a)	(16.3)	(86,449,243)
Net Assets	100.0	530,731,565
* Non-income producing security
+ The cost for federal income tax purposes was $599,031,450. At April 30, 2009, net unrealized appreciation for all securities based on tax cost was $18,149,358. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,041,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,892,581.
(a) All or a portion of these securities were on loan amounting to $79,905,882 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net is a pending sale, amounting to $27,600 that is also on loan. The value of all securities loaned at April 30, 2009 amounted to $79,933,482, which is 15.1% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,491,717	3,535,633	0.67
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	265,502	0.05
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,719,304	1,952,000	0.37
Asset Management Association 1996 LP**	June 1996 to July 2000	1,121,055	192,000	0.04
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	556,800	0.10
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	62,800	0.01
GeoCapital III LP**	December 1993 to December 1996	341,738	22,317	0.00
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	453,628	0.08
Med Venture Associates II LP**	May 1996 to January 2002	939,974	46,181	0.01
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	215,137	0.04
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,216	133,200	0.03
Total Restricted Securities		21,533,749	7,435,198	1.40
** These securities represent venture capital funds.
(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 589,993,755
Level 2	19,751,855
Level 3	7,435,198
Total	$ 617,180,808

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 9,479,230
Total realized gain (loss)	(7,040,173)
Change in unrealized appreciation (depreciation)	5,877,588
Amortization premium/discount	—
Net purchases (sales)	(881,447)
Net transfers in (out) of Level 3	—
Balance as of April 30, 2009	$ 7,435,198
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ (1,188,542)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $492,657,198) — including $79,905,882 of securities loaned	$ 521,560,279
Investment in Daily Assets Fund Institutional (cost $80,365,029)*	80,365,029
Investment in Cash Management QP Trust (cost $15,255,500)	15,255,500
Total investments, at value (cost $588,277,727)	617,180,808
Receivable for investments sold	14,186,867
Receivable for Fund shares sold	345,967
Dividends receivable	297,275
Interest receivable	56,703
Other assets	41,824
Total assets	632,109,444
Liabilities
Payable upon return of securities loaned	80,365,029
Cash overdraft	91,773
Payable for investments purchased	19,308,105
Payable for Fund shares redeemed	536,912
Accrued management fee	183,857
Other accrued expenses and payables	892,203
Total liabilities	101,377,879
Net assets, at value	$ 530,731,565
Net Assets Consist of
Accumulated net investment loss	(342,976)
Net unrealized appreciation (depreciation) on: Investments	28,903,081
Foreign currency	(81)
Accumulated net realized gain (loss)	(1,419,547,023)
Paid-in capital	1,921,718,564
Net assets, at value	$ 530,731,565
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($429,127,600 ÷ 50,740,898 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.46
Maximum offering price per share (100 ÷ 94.25 of $8.46)	$ 8.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,078,220 ÷ 1,606,457 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 6.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,052,774 ÷ 2,531,654 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.13
Class S Net Asset Value, offering and redemption price(a) per share ($61,648,195 ÷ 7,280,694 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($10,824,776 ÷ 1,228,904 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.81
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,537)	$ 2,186,209
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	290,717
Interest	10,677
Interest — Cash Management QP Trust	167,187
Total Income	2,654,790
Expenses: Management fee	1,087,546
Services to shareholders	875,673
Distribution and service fees	554,896
Custodian fee	19,198
Professional fees	52,893
Trustees' fees and expenses	6,472
Reports to shareholders	55,670
Administration fee	233,412
Registration fees	40,818
Other	20,818
Total expenses before expense reductions	2,947,396
Expense reductions	(9)
Total expenses after expense reductions	2,947,387
Net investment income (loss)	(292,597)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(113,142,697)
Written options	478,666
Foreign currency	(1,033,105)
(113,697,136)
Change in net unrealized appreciation (depreciation) on: Investments	130,830,582
Written options	34,866
Foreign currency	753,502
131,618,950
Net gain (loss)	17,921,814
Net increase (decrease) in net assets resulting from operations	$ 17,629,217

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ (292,597)	$ (3,533,473)
Net realized gain (loss)	(113,697,136)	(71,926,497)
Change in net unrealized appreciation (depreciation)	131,618,950	(387,914,319)
Net increase (decrease) in net assets resulting from operations	17,629,217	(463,374,289)
Fund share transactions: Proceeds from shares sold	22,996,533	55,370,305
Cost of shares redeemed	(46,954,355)	(167,391,427)
Redemption fees	5,149	10,876
Net increase (decrease) in net assets from Fund share transactions	(23,952,673)	(112,010,246)
Increase (decrease) in net assets	(6,323,456)	(575,384,535)
Net assets at beginning of period	537,055,021	1,112,439,556
Net assets at end of period (including accumulated net investment loss of $342,976 and $50,379, respectively)	$ 530,731,565	$ 537,055,021

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 14.61	$ 11.42	$ 10.97	$ 10.37	$ 10.71
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	(.04)	(.05)	(.05)[e]	.02	(.08)
Net realized and unrealized gain (loss)	.34	(6.45)	3.24	.50	.58	(.26)
Total from investment operations	.34	(6.49)	3.19	.45	.60	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.46	$ 8.12	$ 14.61	$ 11.42	$ 10.97	$ 10.37
Total Return (%)[c]	4.19**	(44.42)[d]	27.93[d]	4.10[d,e]	5.79[d]	(3.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	429	436	893	854	945	1,083
Ratio of expenses before expense reductions (%)	1.21*	1.22	1.11	1.15	1.18	1.15
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.07	1.07	1.11	1.15
Ratio of net investment income (loss) (%)	(.07)*	(.38)	(.36)	(.40)[e]	.24	(.71)
Portfolio turnover rate (%)	42**	76	79	58	114	97
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 6.67	$ 12.11	$ 9.57	$ 9.31	$ 8.89	$ 9.28
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.10)	(.14)	(.14)[e]	(.06)	(.16)
Net realized and unrealized gain (loss)	.27	(5.34)	2.68	.40	.48	(.23)
Total from investment operations	.23	(5.44)	2.54	.26	.42	(.39)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.90	$ 6.67	$ 12.11	$ 9.57	$ 9.31	$ 8.89
Total Return (%)[c]	3.45**	(44.92)[d]	26.54[d]	2.79[d,e]	4.72[d]	(4.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	14	44	69	140	213
Ratio of expenses before expense reductions (%)	2.66*	2.08	2.25	2.37	2.24	2.20
Ratio of expenses after expense reductions (%)	2.66*	2.06	2.21	2.21	2.17	2.20
Ratio of net investment income (loss) (%)	(1.52)*	(1.23)	(1.50)	(1.54)[e]	(.82)	(1.76)
Portfolio turnover rate (%)	42**	76	79	58	114	97
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 6.87	$ 12.48	$ 9.85	$ 9.55	$ 9.11	$ 9.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.11)	(.13)	(.12)[e]	(.05)	(.15)
Net realized and unrealized gain (loss)	.29	(5.50)	2.76	.42	.49	(.23)
Total from investment operations	.26	(5.61)	2.63	.30	.44	(.38)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.13	$ 6.87	$ 12.48	$ 9.85	$ 9.55	$ 9.11
Total Return (%)[c]	3.78**	(44.87)[d]	26.70[d]	3.14[d,e]	4.83[d]	(4.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	42	42	53	70
Ratio of expenses before expense reductions (%)	2.16*	2.07	2.08	1.98	2.08	2.10
Ratio of expenses after expense reductions (%)	2.16*	2.07	2.04	1.91	2.01	2.10
Ratio of net investment income (loss) (%)	(1.02)*	(1.24)	(1.33)	(1.24)[e]	(.66)	(1.66)
Portfolio turnover rate (%)	42**	76	79	58	114	97
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 14.62	$ 11.42	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.04)	(.04)	(.05)[e]	(.06)
Net realized and unrealized gain (loss)	.34	(6.45)	3.24	.49	(.05)
Total from investment operations	.34	(6.49)	3.20	.44	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.47	$ 8.13	$ 14.62	$ 11.42	$ 10.98
Total Return (%)	4.18**	(44.39)[d]	28.02[d]	4.01[d,e]	(.99)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	62	124	125	142
Ratio of expenses before expense reductions (%)	1.18*	1.19	1.12	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.18*	1.18	1.05	1.06	1.05*
Ratio of net investment income (loss) (%)	(.04)*	(.35)	(.34)	(.39)[e]	(.69)*
Portfolio turnover rate (%)	42**	76	79	58	114
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.43	$ 15.12	$ 11.76	$ 11.25	$ 10.58	$ 10.80
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.00***	.01	.00d***	.07	(.03)
Net realized and unrealized gain (loss)	.37	(6.69)	3.35	.51	.60	(.19)
Total from investment operations	.38	(6.69)	3.36	.51	.67	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.81	$ 8.43	$ 15.12	$ 11.76	$ 11.25	$ 10.58
Total Return (%)	4.51**	(44.18)[c]	28.57[c]	4.53[c,d]	6.33[c]	(1.94)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	7	9	3	1	1
Ratio of expenses before expense reductions (%)	.71*	.81	.72	.78	.86	.86
Ratio of expenses after expense reductions (%)	.71*	.79	.63	.63	.62	.76
Ratio of net investment income (loss) (%)	.42*	.04	.08	.04[d]	.73	(.31)
Portfolio turnover rate (%)	42**	76	79	58	114	97
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $1,293,713,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($127,244,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000), October 31, 2012 ($8,388,000) and October 31, 2016 ($70,646,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $206,235,708 and $188,942,356, respectively.

For the six months ended April 30, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	3,874	$ 464,880
Options written	3,250	94,249
Options expired	(3,250)	(94,249)
Options bought back	(3,874)	(464,880)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $233,412, of which $41,579 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2009
Class A	$ 502,406	$ 213,771
Class B	52,499	17,798
Class C	35,760	16,558
Class S	122,792	55,935
Institutional Class	673	564
	$ 714,130	$ 304,626

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 41,096	$ 6,547
Class C	60,199	10,485
	$ 101,295	$ 17,032

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 420,657	$ 145,299.22%
Class B	13,319	3,879.24%
Class C	19,625	6,125.24%
	$ 453,601	$ 155,303

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $4,164.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $15,357 and $133, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $339 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,354, of which $9,082 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $9 for custody credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,032,770	$ 14,927,683	3,295,290	$ 38,300,504
Class B	121,216	723,601	244,663	2,349,328
Class C	174,310	1,074,471	287,607	2,808,273
Class S	346,628	2,605,444	809,589	9,172,568
Institutional Class	465,508	3,665,334	215,278	2,739,632
		$ 22,996,533		$ 55,370,305
Shares redeemed
Class A	(4,974,800)	$ (35,805,883)	(10,734,040)	$ (122,060,888)
Class B	(595,571)	(3,588,288)	(1,761,040)	(16,866,893)
Class C	(354,938)	(2,179,407)	(973,162)	(9,277,607)
Class S	(734,465)	(5,317,895)	(1,644,746)	(18,658,431)
Institutional Class	(8,241)	(62,882)	(44,071)	(527,608)
		$ (46,954,355)		$ (167,391,427)
Redemption fees		$ 5,149		$ 10,876
Net increase (decrease)
Class A	(2,942,030)	$ (20,876,843)	(7,438,750)	$ (83,754,587)
Class B	(474,355)	(2,864,548)	(1,516,377)	(14,517,363)
Class C	(180,628)	(1,104,693)	(685,555)	(6,469,227)
Class S	(387,837)	(2,709,041)	(835,157)	(9,481,093)
Institutional Class	457,267	3,602,452	171,207	2,212,024
		$ (23,952,673)		$ (112,010,246)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009